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                                                                   EXHIBIT 10.78


                              RECORD AND RETURN TO:
                              ---------------------
                            Paul J. D'Onfro, Esquire
                      Mirich, O'Connell, DeMallie & Lougee
                           1700 Bank of Boston Tower
                            Worcester, MA 01608-1477


                           FIRST AMENDMENT TO MORTGAGE
                           ---------------------------

                  THIS FIRST AMENDMENT TO MORTGAGE is dated as of September 4, 1996 and is between SPECTRAN CORPORATION, a Delaware corporation with its principal place of business at 50 Hall Road, Sturbridge, Massachusetts ("mortgagor") and FLEET NATIONAL BANK, a national banking association having an office located at 370 Main Street, Worcester, Massachusetts ("Mortgagee").

                                    RECITALS:

                  WHEREAS, Mortgagee is the holder of the various loan documents of Mortgagor and Spectran Specialty Optics Company, Applied Photonic Devices, Inc. and SpecTran Communication Fiber Technologies, Inc. (the "Loan Documents") secured by a mortgage (the "Mortgage") of real estate located at 50 Hall Road, Sturbridge, Massachusetts (the "Premises") dated April 26, 1996 and recorded with the Worcester District Registry of Deeds in Book 17860, Page 385; and

                  WHEREAS, Mortgagor and Mortgagee have agreed to amend the Mortgage.

                  In consideration of the mutual promises of the parties and other valuable consideration, receipt of which is hereby acknowledged, Mortgagor and Mortgagee agree as follows:

                  1. The Mortgage is hereby amended by restating the first paragraph of the Mortgage as follows:

                  "SPECTRAN CORPORATION, a Delaware corporation having a principal place of business at 50 Hall Road, Sturbridge, Massachusetts ("Mortgagor"), for consideration paid, grants the Premises to FLEET NATIONAL BANK, a national banking association with a place of business at 370 Main Street, Worcester, Massachusetts ("Mortgagee") with MORTGAGE COVENANTS, to secure the payment, performance and observance of all the Obligations. The term "Obligations" means all of the debts, liabilities, agreements and other Obligations of Mortgagor, SPECTRAN SPECIALTY OPTICS COMPANY ("Optics"), APPLIED PHOTONIC DEVICES, INC. ("Photonic") and SPECTRAN COMMUNICATION FIBER TECHNOLOGIES, INC. ("Communication") (Mortgagor, Optics, Photonic and Communication are sometimes hereinafter referred to as "Obligors") due Mortgagee, whether direct or indirect, absolute or contingent, joint or several, due or to become due, now existing or arising in the future. The term "Loan Documents" includes this Mortgage, the $5,000,000.00 Mortgage Note of Obligors as amended by the First Modification of Mortgage Note dated as of September 4, 1996 reducing the principal amount of such note to $3,500,000.00, the $5,000,000.00 Term Note of Obligors as amended by the First Modification of Term Note dated as of September 4, 1996


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                                                                   EXHIBIT 10.78


         reducing the principal amount of such note to S4,000,000.00, the $12,000,000.00 Revolving Note of Obligors as amended by the First Modification of Revolving Note dated September 4, 1996 increasing the principal amount of such note to $14,500,000.00, the Loan and Security Agreement among Obligors and Mortgagee, as amended by, the First Amendment to Loan and Security Agreement dated September 4, 1996, and all other documents delivered to Mortgagee in connection with this Mortgage by Obligors and all amendments, extensions and renewals of this Mortgage and the other agreements and documents referred to above.

                  2. The mutual execution and delivery of this Agreement does not constitute a waiver of any default in the performance of any provisions contained in the Loan Documents or the Mortgage.

                  3. All references in the Mortgage to Applied Photonic Devices, Inc. means Applied Photonic Devices, Inc., a Delaware corporation with its principal place of business at 50 Tiffany Street, Brooklyn, Connecticut.

                  4. All other provisions of the Loan Documents and the Mortgage, as amended, will remain in effect, and the failure of the Obligors to make any payment or to comply with any other provisions of this First Amendment or of the Loan Documents or the Mortgage, as amended, will constitute a breach of condition for which the unpaid principal balance will, at the option of Mortgagee or its assigns, become due without presentment, demand or other notice and may be recovered, together with interest, attorneys fees and other lawful charges as provided by law.

                  5. All capitalized terms used herein and not defined herein have the meanings ascribed in the Mortgage.

                  6. This First Amendment is binding on and inures to the benefit of Mortgagor, Mortgagee and their respective heirs, executors, successors and assigns.

                  EXECUTED as a sealed instrument as of September 4, 1996.

                                   SPECTRAN CORPORATION

                                   By: /s/ Glenn E. Moore
                                       -----------------------------
                                       Its President

                                   By: /s/Bruce A. Cannon
                                       -----------------------------
                                       Its Treasurer


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                                                                   EXHIBIT 10.78


         FLEET NATIONAL BANK


         By: /s/ John F. Lynch, VP
             ---------------------------
            Its Duly Authorized Officer

                          COMMONWEALTH OF MASSACHUSETTS

         Worcester. ss.                      September 4, 1996

                  Then personally appeared the above-named Glenn Moore, its President, and acknowledged the foregoing instrument to be the free act and deed of SPECTRAN CORPORATION, before me,

                                   /s/ Judith A. Jaeger
                                   ----------------------------------
                                   Notary Public
                                    My Commission Expires: 12/8/00


                          COMMONWEALTH OF MASSACHUSETTS

         Worcester, ss.                      September 4, 1996

                  Then personally appeared the above-named Bruce A. Cannon, its Treasurer, and acknowledged the foregoing instrument to be the free act and deed of SPECTRAN CORPORATION, before me,

                                   /s/ Judith A. Jaeger
                                   ----------------------------------
                                   Notary Public
                                    My Commission Expires: 12/8/00


                          COMMONWEALTH OF MASSACHUSETTS

         Worcester, ss.                      September 4, 1996

                  Then personally appeared the above-named John F. Lynch, its Vice President, and acknowledged the foregoing instrument to be the free act and deed of FLEET NATIONAL BANK, before me.

                                   /s/ Victoria L. Eves
                                   ----------------------------------
                                   Notary Public
                                    My Commission Expires: 10/18/2000